GOOSEHEAD INSURANCE, INC. REITERATES FULL YEAR 2022 OUTLOOK
WESTLAKE, TEXAS – September 13, 2022 – Goosehead Insurance, Inc. (“Goosehead” or the “Company”) (NASDAQ: GSHD), a rapidly growing independent personal lines insurance agency, announced today that the company reiterates its full year 2022 outlook.
The Company’s outlook for full year 2022 is as follows:
•Total written premiums placed for 2022 are expected to be between $2.152 billion and $2.215 billion, representing organic growth of 38% on the low end of the range to 42% on the high end of the range.
•Total revenues for 2022 are expected to be between $194 million and $205 million, representing organic growth of 28% on the low end of the range to 35% on the high end of the range, driven by high levels of Core Revenue growth partly offset by lower than historical average contingent commissions of $8-10 million for the full year 2022 as our carriers continue to struggle with their underwriting profitability.
•After a year of historical investments in people, technology, and real estate, Adjusted EBITDA Margin is expected to expand for the full year 2022.
About Goosehead
Goosehead (NASDAQ: GSHD) is a rapidly growing and innovative independent personal lines insurance agency that distributes its products and services throughout the United States. Goosehead was founded on the premise that the consumer should be at the center of our universe and that everything we do should be directed at providing extraordinary value by offering broad product choice and a world-class service experience. Goosehead represents over 140 insurance companies that underwrite personal lines and small commercial lines risks, and its operations include a network of 15 corporate sales offices and over 2,341 operating and contracted franchise locations. For more information, please visit gooseheadinsurance.com.
Forward-Looking Statements
This press release may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent Goosehead’s expectations or beliefs concerning future events. Forward-looking statements are statements other than historical facts and may include statements that address future operating, financial or business performance or Goosehead’s strategies or expectations.

In some cases, you can identify these statements by forward-looking words such as “may”, “might”, “will”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “projects”, “potential”, “outlook” or “continue”, or the negative of these terms or other comparable terminology. Forward-looking statements are based on management’s current expectations and beliefs and involve significant risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by these statements.
Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, conditions impacting insurance carriers or other parties with which Goosehead does business, the economic effects of the COVID-19 pandemic, the loss of one or more key executives or an inability to attract and retain qualified personnel and the failure to attract and retain highly qualified franchisees. These risks and uncertainties also include, but are not limited to, those described under the captions “1A. Risk Factors” in Goosehead’s Annual Report on Form 10-K for the year ended December 31, 2021 and in Goosehead’s other filings with the SEC, which are available free of charge on the Securities Exchange Commission's website at: www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All forward-looking statements and all subsequent written and oral forward-looking statements attributable to Goosehead or to persons acting on behalf of Goosehead are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and Goosehead does not undertake any obligation to update them in light of new information, future developments or otherwise, except as may be required under applicable law.

Contacts
Investor Contact:
Dan Farrell
Goosehead Insurance - VP Capital Markets

Phone: (214) 838-5290
Email: dan.farrell@goosehead.com; IR@goosehead.com;

PR Contact:
Mission North for Goosehead Insurance
Email: goosehead@missionnorth.com; PR@goosehead.com